Exhibit 10.6

FORM OF AMENDED AND RESTATED WARRANT AGREEMENT

This Amended and Restated Warrant Agreement (“Agreement”) is made as of [●], 2023, by and between JEPLAN Holdings, Inc., a Japanese corporation (kabushiki kaisha) incorporated under the laws of Japan with offices at 12-2 Ogimachi, Kawasaki-ku, Kawasaki-shi, Kanagawa, Japan (the “Company”) and Computershare Inc. (“Computershare”), a Delaware corporation, and its affiliate Computershare Trust Company, N.A., a federally chartered trust company with offices located at 150 Royall St, Canton, MA 02121 (collectively, the “Warrant Agent”).

WHEREAS, in connection with the initial public offering of units and the concurrent private placement of warrants of AP Acquisition Corp, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”), (a) SPAC engaged Continental Stock Transfer & Trust Company, a New York corporation (“Continental”) to act on behalf of SPAC, in connection with the issuance, registration, transfer, exchange, redemption and exercise of warrants of SPAC on the terms and conditions set forth in the Warrant Agreement, dated as of December 16, 2021, by and between SPAC and Continental (the “Prior Warrant Agreement”); and (b) SPAC issued a total of (i) 8,625,000 warrants to public investors (“SPAC Public Warrants”) and (ii) 10,625,000 warrants (the “SPAC Private Placement Warrants” and, together with the SPAC Public Warrants, the “SPAC Warrants”) to AP Sponsor LLC, a Cayman Islands limited liability company (“Sponsor”), where each whole SPAC Warrant entitles the holder thereof to purchase one Class A ordinary share of SPAC, par value $0.0001 per share (“SPAC Class A Ordinary Shares”), for $11.50 per share;

WHEREAS, SPAC, the Company, JEPLAN MS, Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly-owned subsidiary of the Company (“Merger Sub”), and JEPLAN, Inc., a Japanese corporation (kabushiki kaisha) incorporated under the laws of Japan (“JEPLAN”) entered into a business combination agreement dated as of June 16, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) pursuant to which, among others, (a) JEPLAN and the Company will implement and consummate a Pre-Merger Reorganization (as defined in the Business Combination Agreement), and (b) following the Pre-Merger Reorganization, Merger Sub will merge with and into SPAC with SPAC surviving such merger as a direct wholly owned subsidiary of the Company (the “Merger” and collectively with the other transactions contemplated by the Transaction Documents (as defined in the Business Combination Agreement), the “Transactions”);

WHEREAS, as a result of the Transactions, (a) (i) each SPAC Class A Ordinary Share (excluding any SPAC Class A Ordinary Shares issued as a result of the SPAC Class B Conversion (as defined in the Business Combination Agreement)) issued and outstanding immediately prior to the Merger Effective Time (as defined in the Business Combination Agreement) will automatically be cancelled and cease to exist in exchange for the right to receive one duly and validly issued common share of the Company (a “Company Common Share”) deposited in accordance with the Deposit Agreement (as defined in the Business Combination Agreement) for one American depositary share (each, a “Company ADS”) ; and (ii) each SPAC Class A Ordinary Share issued as a result of the SPAC Class B Conversion will automatically be cancelled and cease to exist in exchange for the right to receive one Company Common Share, and (b) (i) each SPAC Public Warrant outstanding immediately prior to the Merger Effective Time will automatically be cancelled and cease to exist in exchange for a Company Series 1 Warrant; and (ii) each SPAC Private Placement Warrant outstanding immediately prior to the Merger Effective Time will automatically be cancelled and cease to exist in exchange for a Company Series 2 Warrant bearing the legend set forth in Exhibit 5 hereto, with each of Company Series 1 Warrants and Company Series 2 Warrants being a warrant (i.e., a stock acquisition right) to purchase one Company Common Share that may be deposited in accordance with the Deposit Agreement for one Company ADS (each Company Series 1 Warrant and Company Series 2 Warrant, a “Warrant”);

WHEREAS, under the Companies Act of Japan (Act No. 86 of 2005) (the “Japan Act”), warrants (i.e., stock acquisition rights) are statutorily defined rights, and the terms and conditions set forth in Exhibit 1 (the “Series 1 Warrant Terms”) and Exhibit 2 (the “Series 2 Warrant Terms” and together with Series 1 Warrant Terms, the “Warrant Terms”) constitute such statutory rights for Company Series 1 Warrants and Company Series 2 Warrants, respectively;

WHEREAS, in connection with the Business Combination Agreement, SPAC, the Company, Continental and the Warrant Agent have entered into a Warrant Assignment and Assumption Agreement, pursuant to which and in accordance with Section 9.1 (Successors) of the Prior Warrant Agreement, with effect upon the closing of the Merger, (i) the Company will substitute for SPAC in the Prior Warrant Agreement and will assume all of the rights, interests, and obligations of SPAC under the Prior Warrant Agreement and (ii) the Warrant Agent will substitute for Continental in the Prior Warrant Agreement and will assume all of its rights, interests, and obligations of Continental under the Prior Warrant Agreement; and

WHEREAS, for the purpose of setting forth the terms and conditions which apply to the Warrants following the Merger Effective Time, the Company and the Warrant Agent agree that, effective upon the Merger Effective Time, the Prior Warrant Agreement shall be amended and restated in its entirety in accordance with the terms hereof pursuant to Section 9.8 (Amendments) of the Prior Warrant Agreement upon which this Agreement shall apply, and the terms of the Prior Warrant Agreement shall cease to apply, to the Warrants.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree that the Prior Warrant Agreement is hereby amended and restated in its entirety by this Agreement and further agree as follows:

1.            Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company for the Warrants from and after the Merger Effective Time, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the express terms and conditions set forth in this Agreement.

2.            Warrants.

2.1          Form of Warrant. As provided in the Warrant Terms, each Warrant shall be issued in uncertificated form only.

2.2          Holding in Book-Entry Form. Notwithstanding anything herein to the contrary, any Warrant may be held in book-entry form through the Warrant Agent and/or the facilities of The Depository Trust Company (“DTC”) or other book-entry depositary system, in each case as determined by the board of directors of the Company.

2.3          Registration.

2.3.1      Warrant Register. The Warrant Agent shall maintain books (“Warrant Register”) for the registration of original issuance and the registration of transfer of the Warrants, including the (i) name and address of each holder of Warrant, (ii) terms and number of the Warrants held by each holder, and (iii) date each holder acquired the Warrants. Upon delivery of the Warrants (in exchange for the SPAC Warrants as a result of the Transactions) to the holders thereof by the Company, the Warrant Agent shall register the Warrants in the names of the respective holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company. Ownership of beneficial interests in the Warrants held in book entry form through The Depository Trust Company shall be shown on, and the transfer of such ownership shall be effected through, records maintained by institutions that have accounts with DTC.

2.3.2      Registered Holder. Prior to due presentation for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant is then registered in the Warrant Register (“registered holder”) as the absolute owner of such Warrant and of each Warrant represented thereby, for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

2.4            Warrants Attributes. The Company Series 1 Warrants and Company Series 2 Warrants will be issued in the same form, except that (a) the Company Series 1 Warrants are redeemable pursuant to Section 6.1 hereof, (b) the Company Series 2 Warrants are non-redeemable, and (c) the Company Series 2 Warrants may be exchanged for Company Common Shares on a cashless basis in accordance with Paragraph (1), Item (ii) of Section 13 of the Series 2 Warrant Terms.

3.            Terms and Exercise of Warrants.

3.1          Exercise Price. Each whole Warrant shall, during the Exercise Period (as defined in Section 11 of the Warrant Terms), entitle the registered holder thereof, subject to the provisions of the Japan Act, the Warrant Terms and this Agreement, to purchase from the Company the number of Company Common Shares stated in the Warrant Terms, at an initial price of $11.50 per share, subject to the adjustments provided in the Warrant Terms (the “Exercise Price”).

3.2          Duration of Warrants. A Warrant may be exercised only during the Exercise Period. Each Warrant not exercised on or before the end of the Exercise Period shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at the termination of the Exercise Period.

3.3           Exercise of Warrants.

3.3.1       Payment. Subject to the provisions of the Warrant Terms and this Agreement, a Warrant may be exercised during normal business hours on any Business Day during the Exercise Period by the registered holder thereof by (a) delivering at the office of the Warrant Agent designated for such purpose, or at the office of its successor as Warrant Agent, a properly completed and duly executed notice of exercise substantially in the form attached hereto as Exhibit 3 (a “Exercise Notice”), and (b) paying in full the Exercise Price for each Warrant to be exercised and any and all applicable taxes due in connection with the exercise of the Warrant, in lawful money of the United States, by good certified check or wire payable to the Warrant Agent. For purposes of this Agreement, “Business Day” means a day on which commercial banks are open for business in New York, U.S. and Japan, except a Saturday, Sunday or public holiday (gazetted or ungazetted and whether scheduled or unscheduled). Notwithstanding anything to the contrary herein, a holder whose interest in a Warrant is a beneficial interest held in book-entry form through DTC (or another established clearing corporation performing similar functions), shall effect exercises by delivering to DTC (or such other clearing corporation, as applicable) the appropriate instruction form for exercise, complying with the procedures to effect exercise that are required by DTC (or such other clearing corporation, as applicable).

3.3.2        Delivery of Company Common Shares upon Exercise. As soon as practicable after receipt by the Warrant Agent of any Exercise Notice and the funds in payment of the Exercise Price, the Warrant Agent shall transfer an amount equal to the Exercise Price to a bank account designated by the Company (without deduction of remittance fees or other charges). Upon the receipt by the Company of such amount, the relevant exercise shall take effect, and the Company shall notify the Warrant Agent of its confirmation on the effectiveness of the relevant exercise of the Warrants and issue the Company Common Shares as to which the Warrant is exercised; provided, however, that immediately (and in any event within [●] ([●]) Business Days) upon effectiveness of the exercise of Warrants by the registered holder and if permitted by the relevant securities rules, the Company shall deliver or cause to be delivered the aggregate number of Company Common Shares deliverable upon such exercise to The Bank of New York Mellon, the depositary bank for the Company ADSs (the “Depositary Bank”) or its custodian for deposit under the Deposit Agreement and instruct the Depositary Bank to deliver Company ADSs upon that deposit of such Company Common Shares in such name or names as may be directed by the holder exercising such Warrant in the Exercise Notice, and such registered holder shall receive such Company ADSs in lieu of the Company Common Shares as soon as practicable after such deposit. Each holder of Warrants hereby authorizes any person reasonably designated by the Company and the Depositary Bank from time to time, to take necessary procedures to effect such delivery of Company ADSs following the deposit of the corresponding Company Common Shares. Upon valid exercise of any Warrant, the Company shall coordinate with the Depositary Bank to take actions necessary to effect the delivery of Company ADSs as required under this subsection 3.3.2. No Warrant shall be exercisable for cash and the Company shall not be obligated to issue Company Common Shares or Company ADSs upon exercise of a Warrant unless the Company Common Shares issuable and Company ADSs deliverable upon such Warrant exercise have been registered, qualified, or deemed to be exempt under the securities laws of the jurisdiction of residence of the registered holder of the Warrants. In the event that the condition in the immediately preceding sentence is not satisfied with respect to a Warrant, the holder of such Warrant shall not be entitled to exercise such Warrant for cash and such Warrant may have no value and expire worthless. Warrants may not be exercised by, or securities issued to, any registered holder in any state in which such exercise would be unlawful.

3.3.3       Valid Issuance. All Company Common Shares issued upon the proper exercise of a Warrant in conformity with this Agreement shall be validly issued, fully paid, and nonassessable.

3.3.4       Cashless Exchange for Shares. Subject to the provisions of the Warrant Terms and this Agreement, upon the occurrence of any of the events as set forth in Section 13, Paragraph 2 of the Series 1 Warrant Terms and Section 13, Paragraph 1 of the Series 2 Warrant Terms, registered holders of Warrants shall have the right to cause, by delivering a request notice (a “Cashless Exchange Notice”) duly executed in form as set forth Exhibit 4 hereto at the office of the Warrant Agent designated for such purpose, or at the office of its successor as Warrant Agent, the Company to exchange the Warrants for such number of Company Common Shares as calculated in accordance with the formula set forth therein (such exchange of Warrants, a “Cashless Exchange”). Upon receipt of any Cashless Exchange Notice, the Warrant Agent will provide the Company with the details of number of Warrants exercised pursuant to such Cashless Exchange Notice in MS Excel format, along with a copy of such notice, to confirm the number of Company Common Shares issuable in connection with such Cashless Exchange. The Company shall calculate and transmit to the Warrant Agent in a written notice, and the Warrant Agent shall have no duty, responsibility or obligation under this Agreement to calculate, the number of Company Common Shares issuable in connection with any such Cashless Exchange. The Warrant Agent shall be entitled to rely conclusively on any such written notice provided by the Company, and the Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with such written instructions or pursuant to these Terms and Conditions or the Warrant Agreement. Immediately (and in any event within [●] ([●]) Business Days) upon receipt by the Company of the notice from the Warrant Agent pursuant to the second sentence of this subsection 3.3.4 and if permitted by the relevant securities rules, the Company shall deliver or cause to be delivered the aggregate number of Company Common Shares deliverable upon such exercise to the Depositary Bank or its custodian for deposit under the Deposit Agreement and instruct the Depositary Bank to deliver Company ADSs upon that deposit of such Company Common Shares registered in such name or names as may be directed by the holder of the Warrant in the relevant Cashless Exchange Notice, and such registered holder shall receive such Company ADSs in lieu of the Company Common Shares as soon as practicable after such deposit. Each holder of the Warrant hereby authorizes any person reasonably designated by the Company and the Depositary Bank from time to time, to take all necessary actions to effect such delivery of Company ADSs following the deposit of the corresponding Company Common Shares. Upon any valid request for any Cashless Exchange, the Company shall coordinate with the Depositary Bank to take actions necessary to effect such delivery of Company ADSs upon deposit with the custodian of the Company Common Shares as required under this Section 3.3.4. Notwithstanding anything to the contrary herein, a holder whose interest in a Warrant is a beneficial interest held in book-entry form through DTC (or another established clearing corporation performing similar functions), shall effect Cashless Exchange by delivering to DTC (or such other clearing corporation, as applicable) the appropriate instruction form for exercise, complying with the procedures to effect Cashless Exchange that are required by DTC (or such other clearing corporation, as applicable).

3.3.5      Maximum Percentage. A holder of a Warrant may notify the Company in writing in the event it elects to be subject to the provisions contained in this Section 3.3.5; however, no holder of a Warrant shall be subject to this subsection 3.3.5 unless he, she or it makes such election. If the election is made by a holder, the Warrant Agent shall not effect the exercise of the holder’s Warrant, and such holder shall not have the right to exercise such Warrant or effect a Cashless Exchange (it being understood that any Exercise Notice or Cashless Exchange Notice delivered in violation of this Section 3.3.5 shall be null and void), to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the Warrant Agent’s actual knowledge, would beneficially own in excess of 9.8% (“Maximum Percentage”) of the Company Common Shares outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of Company Common Shares beneficially owned by such person and its affiliates shall include the number of Company Common Shares issuable upon exercise of the Warrant with respect to which the determination of such sentence is being made, but shall exclude Company Common Shares that would be issuable upon (x) exercise of the remaining, unexercised portion of the Warrant beneficially owned by such person and its affiliates and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). For purposes of the Warrant, in determining the number of outstanding Company Common Shares, the holder may rely on the number of outstanding Company Common Shares as reflected in (1) the Company’s most recent annual report on Form 20-F, current report on Form 6-K, or other public filing with the SEC as the case may be, (2) a more recent public announcement by the Company, or (3) any other notice by the Company or the transfer agent for the Company Common Shares (the “Transfer Agent”) setting forth the number of Company Common Shares outstanding. For any reason at any time, upon the written request of the holder of the Warrant, the Company shall, within two (2) Business Days, confirm orally and in writing to such holder the number of Company Common Shares then outstanding. In any case, the number of outstanding Company Common Shares shall be determined after giving effect to the conversion or exercise of equity securities of the Company by the holder and its affiliates since the date as of which such number of outstanding Company Common Shares was reported. By written notice to the Company, the holder of a Warrant may from time to time increase or decrease the Maximum Percentage applicable to such holder to any other percentage specified in such notice; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

4.           Adjustments.

4.1         Adjustments in Exercise Price and Number of Underlying Shares. As provided in Section 10 of the Warrant Terms, in the event of share split, gratis allotment of the Company Common Shares, reverse share split or other similar events, the number of Company Common Shares to be delivered shall be adjusted in accordance with the formula provided therein. If the Company, at any time when any Warrants are issued and outstanding, pays an Extraordinary Dividend (as defined in the Warrant Terms), then the Exercise Price shall be adjusted pursuant to the terms and conditions of the Warrant Terms.

4.2          Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding Company Common Shares or Company ADSs (other than a change covered by Section 15 of the Warrant Terms), or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Company Common Shares or Company ADSs), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Warrant holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the Company Common Shares or Company ADSs immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the Warrant holder would have received if such Warrant holder had exercised his, her or its Warrant(s) immediately prior to such event. If any reclassification also results in a change in the Company Common Shares or Company ADSs covered by Section 15 of the Warrant Terms, then such adjustment shall be made pursuant to Sections 15 of the Warrant Terms and this Section 4.2. The provisions of this Section 4.2 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

4.3            Notices of Changes in Warrant. Upon every adjustment of the Exercise Price or the number of Company Common Shares issuable or Company ADSs deliverable upon exercise of a Warrant according to the Warrant Terms, the Company shall give written notice thereof to the Warrant Agent, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Company Common Shares or Company ADSs purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 4.1 and 4.2, then, in any such event, the Company shall give written notice to the Warrant Agent and each Warrant holder, at the last address set forth for such holder in the Warrant Register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event. The Warrant Agent shall be entitled to rely conclusively on, and shall be fully protected in relying on, any certificate, notice or instructions provided by the Company with respect to any adjustment of the Exercise Price or the number of Company Common Share issuable or Company ADSs deliverable upon exercise of a Warrant, or any related matter, and the Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with any such certificate, notice or instructions or pursuant to this Agreement. The Warrant Agent shall not be deemed to have knowledge of any such adjustment unless and until it shall have received written notice thereof from the Company.

4.4            No Fractional Shares. Notwithstanding any provision contained in this Agreement to the contrary, the Company shall not issue fractional shares upon exercise of Warrants.

5.            Transfer and Exchange of Warrants.

5.1            Registration of Transfer. A party requesting transfer or exchange of Warrants must provide any evidence of authority that may be required by the Warrant Agent, including but not limited to, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association together with a written instruction of transfer or exchange, as applicable, in form reasonably satisfactory to the Warrant Agent, properly completed and duly executed by the holder thereof or by his attorney. In the event of a transfer of a Warrant bearing a restrictive legend, the Warrant Agent shall also require an opinion of counsel for the Company stating that such transfer may be made and indicating whether the Warrants being transferred must also bear a restrictive legend. Any such transfer and exchange of Warrants held through the facilities of DTC shall also be subject to and effected through the applicable procedures of DTC.

5.2            Procedure for Surrender of Warrants. Warrants may be surrendered to the Warrant Agent in book entry position, together with a written request for transfer; provided, however, that in the event that a Warrant surrendered for transfer bears a restrictive legend, the Warrant Agent shall not register such transfer upon the Warrant Register until the Warrant Agent has received an opinion of counsel for the Company stating that such transfer may be made and indicating whether the Warrants being transferred must also bear a restrictive legend.

5.3            Fractional Warrants. The Warrant Agent shall not be required to effect any registration of transfer or exchange which will result in the issuance of a fraction of a Warrant.

5.4            Service Charges. No service charge shall be made for any exchange or registration of transfer of Warrants provided that the Company or the Warrant Agent may require payment, by the holder requesting a registration of transfer or exchange of a Warrant of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with such registration of transfer or exchange, together with reimbursement to the Company and the Warrant Agent of all reasonable expenses incidental thereto. The Warrant Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.

6.            Redemption.

6.1            Redemption. Subject to the terms and conditions set forth in the Series 1 Warrant Terms and this Agreement, and as provided in Section 13, Paragraph 1 of the Series 1 Warrant Terms, not less than all of the outstanding Company Series 1 Warrants may be redeemed (by way of compulsory acquisition by the Company of the outstanding Company Series 1 Warrants in exchange for the price of $0.01 per Warrant (the “Redemption Price”) ), at the option of the Company, at any time during the Exercise Period, at the office of the Warrant Agent designated for such purpose, upon the Redemption Notice (as defined in Section 13, Paragraph 1 of the Series 1 Warrant Terms); provided, however, that if and when the Company Series 1 Warrants become redeemable by the Company pursuant to Section 13, Paragraph 1 of the Series 1 Warrant Terms, the Company may not exercise such redemption right if the issuance of Company Common Shares upon exercise of the Company Series 1 Warrants is not exempt from registration or qualification under applicable state blue sky laws or the Company is unable to effect such registration or qualification.

6.2            Date Fixed for, and Redemption Notice. In the event the Company shall elect to redeem all of the Company Series 1 Warrants that are subject to redemption, the Company shall fix a date for the redemption (“Redemption Date”). Redemption notice shall be mailed by first class mail, postage prepaid or transmitted through the facilities of DTC, by the Company not less than thirty (30) days prior to the Redemption Date to the registered holders of the Company Series 1 Warrants to be redeemed at their last addresses as they shall appear on the Warrant Register. Any notice delivered in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice.

6.3            Exercise After Redemption Notice. The Company Series 1 Warrants may be exercised for cash at any time after the Redemption Notice shall have been given by the Company pursuant to Section 6.2 hereof and prior to the Redemption Date. Notwithstanding the foregoing, in the event the Company determines to require all holders of Company Series 1 Warrants to effect the Cashless Exchange for their Company Series 1 Warrants pursuant to Section 13, Paragraph 2 of the Series 1 Warrant Terms and gives the Redemption Notice containing the information necessary to calculate the number of Company Common Shares to be received upon exercise of the Cashless Exchange, including the “Fair Market Value”, in such case, the Company Series 1 Warrants shall cease to be exercisable on and after the date of the Redemption Notice in accordance with Section 12, Paragraph 2 of the Series 1 Warrant Terms, unless otherwise notified in writing by the Company to such holders of Company Series 1 Warrants and the Warrant Agent. On and after the Redemption Date, the record holder of the Warrants shall have no further rights except, upon surrender of the Warrants, to receive the Redemption Price. For the avoidance of doubt, the Company shall be responsible for verifying the number of Company Common Shares issuable and Company ADSs deliverable in connection with any such Cashless Exchange. The Company shall calculate and transmit to the Warrant Agent and the Depositary Bank in a written notice, and the Warrant Agent shall not have any duty, responsibility or obligation under this Agreement to calculate, the number of Company Common Shares issuable or Company ADSs deliverable in connection with any such Cashless Exchange. The Warrant Agent shall be entitled to rely conclusively on any such written notice provided by the Company, and the Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with such written instructions or pursuant to this Agreement.

7.            Other Provisions Relating to Rights of Holders of Warrants.

7.1            No Rights as Shareholders. A Warrant does not entitle the registered holder thereof to any of the rights of a shareholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the appointment of directors of the Company or any other matter.

7.2            Reservation of Company Common Shares. The Company shall at all times reserve and keep available a number of its authorized but unissued Company Common Shares that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Agreement.

7.3            Registration of Company Common Shares. The Company agrees that as soon as practicable after the consummation of the Transactions, but in no event later than fifteen (15) Business Days after the closing of the Transactions, it shall use its best efforts to file with the SEC a new registration statement for the registration, under the Securities Act of 1933, as amended (“Securities Act”), of the Company Common Shares deliverable upon exercise of the Warrants or any Cashless Exchange, and it shall use its best efforts to take such action as is necessary to register or qualify for sale, in those states in which the Warrants were initially offered by the Company and in those states where holders of Warrants then reside, the Company Common Shares deliverable upon exercise of the Warrants or any Cashless Exchange, to the extent an exemption is not available. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement until the expiration of the Warrants in accordance with the provisions of this Agreement. If any such registration statement has not been declared effective by the 60th Business Day following the closing of the Transactions, holders of the Warrants shall have the right, during the period beginning on the 61st Business Day after the closing of the Transactions and ending upon such registration statement being declared effective by the SEC, and during any other period when the Company shall fail to have maintained an effective registration statement covering the Company Common Shares deliverable upon exercise of the Warrants or any Cashless Exchange, to effect the Cashless Exchange in respect of such Warrants as provided in Section 3.3.4 of this Agreement. The Company shall provide the Warrant Agent with an opinion of counsel for the Company (which shall be an outside law firm with securities law experience) stating that (i) the Cashless Exchange in accordance with this Section 7.3 is not required to be registered under the Securities Act and (ii) the Company Common Shares delivered upon such Cashless Exchange will be freely tradable under U.S. federal securities laws by anyone who is not an affiliate (as such term is defined in Rule 144 under the Exchange Act) of the Company and, accordingly, will not be required to bear a restrictive legend. For the avoidance of any doubt, unless and until all of the Warrants have been exchanged for the Company Common Shares through the Cashless Exchange, the Company shall continue to be obligated to comply with its registration obligations under the first three sentences of this Section 7.3.

8.            Concerning the Warrant Agent and Other Matters.

8.1         Payment of Taxes. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of Company Common Shares upon the exercise of Warrants, but neither the Company nor the Warrant Agent shall be obligated to pay any transfer taxes in respect of the Warrants or such shares. The Warrant Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.

8.2           Resignation, Consolidation, or Merger of Warrant Agent.

8.2.1       Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving thirty (30) days’ notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the holder of the Warrant (who shall, with such notice, submit his Warrant for inspection by the Company), then the holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent at the Company’s cost. Any successor Warrant Agent, whether appointed by the Company or by such court, shall be a corporation organized and existing under the laws of the United States or any state thereof, in good standing, having its principal office in the United States of America, and authorized under such laws to exercise transfer agency powers and subject to supervision or examination by federal or state authority. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

8.2.2       Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the Transfer Agent not later than the effective date of any such appointment.

8.2.3       Merger or Consolidation of Warrant Agent. Any corporation or other entity into which the Warrant Agent may be merged or with which it may be consolidated or any corporation or such other entity resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Agreement without any further act.

8.3           Fees and Expenses.

8.3.1        Remuneration of Warrant Agent. The Company agrees to pay the Warrant Agent reasonable remuneration for its services as such Warrant Agent hereunder as the Company and the Warrant Agent may agree in writing from time to time and will reimburse the Warrant Agent upon demand for all expenditures that the Warrant Agent may reasonably incur in connection with the preparation, delivery, negotiation, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder.

8.3.2       Remuneration of Depositary Bank. Any fees required to be paid to the Depositary Bank in connection with the delivery of Company ADSs upon exercise of the Warrants shall be paid by [●].

8.3.3       Further Assurances. The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

8.4           Liability of Warrant Agent.

8.4.1       Reliance on Company Statement. Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Representative Director, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President or Chairman of the Board of Directors of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement and shall not be liable for any action taken, suffered or omitted to be taken by it in the absence of bad faith pursuant to the provisions of this Agreement. Similarly, in the event the Warrant Agent reasonably believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Warrant Agent hereunder, the Warrant Agent, may, in its sole discretion, refrain from taking any action (provided that the Warrant Agent provides prompt written notice of such refrain to the Company indicating the ambiguity identified), and shall be fully protected and shall not be liable in any way to the Company, any holder or any other person or entity for refraining from taking such action, unless the Warrant Agent receives written instructions signed by the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President or Chairman of the Board of Directors of the Company which eliminates such ambiguity or uncertainty to the reasonable satisfaction of Warrant Agent.

8.4.2       Indemnity. The Warrant Agent shall be liable hereunder only for its own fraud, gross negligence, willful misconduct, or bad faith (in each case, as determined by a final, non-appealable judgement of a court of competent jurisdiction). The Company agrees to indemnify the Warrant Agent and save it harmless against any and all losses, liabilities, damages, judgments, fines, penalties, claims, demands, settlements, including costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of the Warrant Agent’s fraud, gross negligence, willful misconduct, or bad faith (in each case as determined by a final, non-appealable judgment of a court of competent jurisdiction). The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company except to the extent that the Warrant Agent is not entitled to indemnification due to its gross negligence, fraud, bad faith, or willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction).

8.4.3       Notwithstanding anything in this Agreement to the contrary, other than liability arising out of or attributable to the Warrant Agent’s fraud or willful misconduct, or bad faith (in each case, as determined by a final, non-appealable judgment of a court of competent jurisdiction), any liability of the Warrant Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Warrant Agent during the twelve (12) months immediately preceding the event for which recovery from the Warrant Agent is being sought. Anything to the contrary notwithstanding, in no event will the Warrant Agent be liable for special, punitive, indirect, incidental or consequential loss or damages of any kind whatsoever (including, without limitation, lost profits), even if the Warrant Agent has been advised of the likelihood of such loss or damages, and regardless of the form of action.

8.4.4       Exclusions. The Warrant Agent shall have no responsibility with respect to any recital or statement of fact contained herein or the validity of this Agreement, the Warrant Terms or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement, the Warrant Terms or in any Warrant; nor shall it be responsible to make any adjustments required under the provisions of Section 4 hereof or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Company Common Shares to be issued pursuant to this Agreement, the Warrant Terms or any Warrant or as to whether any Company Common Shares will, when issued, be valid and fully paid and nonassessable.

8.5          Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the express terms and conditions herein set forth and among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company in accordance with Section 8.6.6 all monies received by the Warrant Agent for the purchase of Company Common Shares through the exercise of Warrants. The Warrant Agent shall act solely as agent of the Company hereunder and does not assume any obligation of agency of trust or any relationship of agency or trust, in either case, for or with any of the holders or any beneficial owners of Warrants. The Warrant Agent shall not be responsible for, nor chargeable with, knowledge of, nor have any requirements to comply with, the Japan Act, the terms and conditions of any other agreement, instrument, or document among the Parties, in connection herewith, if any, including without limitation the Business Combination Agreement (including, without limitation, the issuance or exchange of the SPAC Warrants), nor shall the Warrant Agent be required to determine if any person or entity has complied with the Japan Act or any such agreements, nor shall any additional obligations of the Warrant Agent be inferred from the terms of the Japan Act or such agreements, even though reference thereto may be made in this Agreement. In the event of any conflict, with respect to the rights, duties, protections and immunities of the Warrant Agent, between the terms and provisions of this Agreement, those of the Japan Act, the Business Combination Agreement or any other agreement or document among the Parties, the terms and conditions of this Agreement shall govern and control in all respects.

8.6          Other Rights and Duties of the Warrant Agent.

8.6.1       Legal Counsel. The Warrant Agent may consult with legal counsel selected by it (who may be legal counsel for the Company or an employee or legal counsel of the Warrant Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent.

8.6.2       No Risk of Own Funds. No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise any of its rights or powers if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

8.6.3       No Notice. The Warrant Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Warrant Agent, unless the Warrant Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Warrant Agent must, in order to be effective, be received by the Warrant Agent as specified in Section 9.2 hereof, and in the absence of such notice so delivered, the Warrant Agent may conclusively assume no such event or condition exists.

8.6.4       Opinion of Counsel. The Company shall provide an opinion of counsel for the Company reasonably satisfactory to the Warrant Agent prior to the effective date of this Agreement to set up a reserve of Warrants and related Company Common Shares. The opinion shall state that all Warrants and the Company Common Shares are: (1) registered under the Securities Act or are exempt from such registration; and (2) validly issued, fully paid, and non-assessable. If required by the Depositary Bank, the Company shall provide an opinion of like scope of counsel for the Company reasonably satisfactory to the Depositary Bank.

8.6.5      Attorneys and Agents. The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, and the Warrant Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, to the holders or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

8.6.6        Survival. The provisions set forth in this Section 8 shall survive the expiration of the Warrants and the termination of this Agreement and the resignation, replacement, or removal of the Warrant Agent.

8.6.7       Funds. The Warrant Agent shall deposit all funds received by it in payment of the Exercise Price in the account maintained by the Warrant Agent in its name as agent for the Company. The Warrant Agent shall forward funds received for warrant exercises in a given month by the fifth (5th) Business Day of the following month by wire transfer to an account designated by the Company, whereupon the relevant exercise shall take effect, or as otherwise from time to time as reasonably requested by the Company. All funds received by the Warrant Agent under this Agreement that are to be distributed or applied by the Warrant Agent in the performance of services hereunder (the “Funds”) shall be held by Computershare as agent for the Company and deposited in one or more bank accounts to be maintained by Computershare in its name as agent for the Company. Until paid pursuant to the terms of this Agreement, Computershare will hold the Funds through such accounts in: deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). The Warrant Agent shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by Computershare in accordance with this Section 8.6.7, including any losses resulting from a default by any bank, financial institution or other third party. Computershare may from time to time receive interest, dividends or other earnings in connection with such deposits. The Warrant Agent shall not be obligated to pay such interest, dividends, or earnings to the Company or any other Person.

9.            Miscellaneous Provisions.

9.1          Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

9.2          Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the Warrant Agent or by the holder of any Warrant to or on the Company shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

with a copy to:

JEPLAN Holdings, Inc.

12-2 Ogimachi

Kawasaki-ku, Kawasaki City Kanagawa

210-0867, Japan

Attention: Mr. Masayuki Fujii

E-mail: masayuki-fujii@jeplan.co.jp

with a copy to:

Greenberg Traurig LLP

1 Vanderbilt Ave

New York, New York 10017

Attention: Koji Ishikawa; Barbara A. Jones; Adam Namoury

E-mail: ishikawak@gtlaw.com; barbara.jones@gtlaw.com;

adam.namoury@gtlaw.com

Any notice, statement or demand authorized by this Agreement to be given or made by the holder of any Warrant or by the Company to or on the Warrant Agent shall be sufficiently given when so delivered if by hand or overnight delivery or if sent by certified mail or private courier service within five days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

Computershare Inc.

Computershare Trust Company, N.A.

150 Royall St.

Canton, MA 02021

Attn: Relationship Manager

9.3          Applicable Law and Exclusive Forum.

9.3.1       The validity, interpretation, and performance of this Agreement and of the Warrants shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Subject to applicable law, the Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement, including under the Securities Act, shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive forum for any such action, proceeding or claim. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Notwithstanding the foregoing, the provisions of this paragraph will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum.

9.3.2       Any person or entity purchasing or otherwise acquiring any interest in the Warrants shall be deemed to have notice of and to have consented to the forum provisions in this Section 9.3. If any action, the subject matter of which is within the scope the forum provisions above, is filed in a court other than a court located within the State of New York or the United States District Court for the Southern District of New York (a “foreign action”) in the name of any warrant holder, such warrant holder shall be deemed to have consented to: (x) the personal jurisdiction of the state and federal courts located within the State of New York or the United States District Court for the Southern District of New York in connection with any action brought in any such court to enforce the forum provisions (an “enforcement action”), and (y) having service of process made upon such warrant holder in any such enforcement action by service upon such warrant holder’s counsel in the foreign action as agent for such warrant holder.

9.4          Persons Having Rights under this Agreement. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the registered holders of the Warrants any right, remedy, or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise, or agreement hereof. All covenants, conditions, stipulations, promises, and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto (and the Depositary Bank with respect to Section 3.3.2 and Section 3.3.4 hereof) and their successors and assigns and of the registered holders of the Warrants.

9.5            Examination of the Amended and Restated Warrant Agreement. A copy of this Agreement shall be available at all reasonable times at the office of the Warrant Agent designated for such purposes for inspection by the registered holder of any Warrant.

9.6            Amendment and Restatement of Prior Warrant Agreement and Effectiveness of this Agreement. Each of the Company and the Warrant Agent hereby agrees that the Prior Warrant Agreement is amended and restated in its entirety by this Agreement as of the Merger Effective Time.

9.7            Counterparts. This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

9.8            Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

9.9            Amendments. This Agreement may be amended by the Company and the Warrant Agent without the consent of any registered holder for the purpose of (i) curing any ambiguity or to correct any mistake, including to conform the provisions hereof to the description of the terms of the Warrants and this Agreement set forth in the prospectus, which forms a part of the Company’s registration statement on Form F-4 filed in connection with the Transactions, or curing, correcting or supplementing any defective provision contained herein, or (ii) adding or changing any other provisions with respect to matters or questions arising under this Agreement as the parties may deem necessary or desirable and that the parties deem shall not adversely affect the interest of the registered holders. All other modifications or amendments, including any amendment to increase the Exercise Price or shorten the Exercise Period, shall require the written consent or vote of the registered holders of at least a majority of the then outstanding Company Series 1 Warrants. In addition, in the event that new warrants are issued in exchange for the Warrants in order to amend or modify the terms and conditions set forth in Section 13, Paragraph 3 of the Series 1 Warrant Terms or Section 13, Paragraph 2 of the Series 2 Warrant Terms (with the written consent or vote of the registered holders, if required therein), this Agreement may be amended by the Company and the Warrant Agent subject to the preceding sentence of this Section 9.9 so that this Agreement shall continue to apply as if such new warrants were Company Series 1 Warrants or Company Series 2 Warrants, as the case may be (it being understood, for the avoidance of doubt, that such amendment to this Agreement solely for purposes of replacing the references to Company Series 1 Warrants or Company Series 2 Warrants (as the case may be) with references to such new warrants, without more, will not be deemed to adversely affect the interest of the registered holders). As a condition precedent to the Warrant Agent’s execution of any amendment, an authorized officer of the Company shall deliver a certificate which states that the proposed amendment is in compliance with the terms of this Section 9.9. No amendment to this Agreement or the Warrant Terms shall be effective unless duly executed by the Warrant Agent. Notwithstanding the foregoing, (a) any amendment to the terms of the Company Series 2 Warrants shall only require the consent of the Company and the holders of a majority of the Company Series 2 Warrants, and (b) the Warrant Agent shall not be bound by any amendment to which it is not a party.

9.10            Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable; provided, however, that if such excluded provision shall adversely affect the rights, immunities, liabilities, duties or obligations of the Warrant Agent, the Warrant Agent shall be entitled to resign immediately upon written notice to the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

JEPLAN HOLDINGS, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

COMPUTERSHARE INC.

By:
Name:
Title:

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:
Title:

Exhibit 1

Series 1 Warrant Terms

JEPLAN Holdings, Inc. (the “Company”)

Terms and Conditions of Series 1 Warrants (Stock Acquisition Rights)

1.	Name of Warrants

JEPLAN Holdings, Inc. Series 1 Warrants (Stock Acquisition Rights) (the “Warrants”)

2.	Application Period

Not applicable

3.	Allotment Date

[●]1

4.	Payment Date

[●]2

5.	Persons to whom the Warrants are allocated

JEPLAN MS, Inc.

6.	Class and Number of Shares Underlying the Warrants

(1)	The class and aggregate number of shares deliverable upon exercise of the Warrants is [●] shares of common stock of the Company (the “Shares”) (with the number of Shares deliverable upon exercise of one (1) Warrant (the “Number of Underlying Shares”) being one (1)); provided, however, that in the event of adjustment to the Number of Underlying Shares pursuant to any of Paragraphs (3) and (4) of this Section 6, the aggregate number of Shares underlying the Warrants shall be adjusted in the same proportion as such adjustment to the Number of Underlying Shares.

(2)	Subject to that certain Amended and Restated Warrant Agreement (the “Warrant Agreement”), dated as of [●], by and between the Company and Computershare Inc. and Computershare Trust Company, N.A., jointly as the warrant agent (the “Warrant Agent”), upon the exercise of one or more Warrants by any holder of the Warrants (the “Warrant Holder”), the Company shall deliver or cause to be delivered Shares in such number equal to the product of (a) the number of Warrants so exercised by such Warrant Holder and (b) the Number of Underlying Shares to the Depositary Bank (as defined herein) or its custodian for deposit under the Deposit Agreement (the “Deposit Agreement”) by and between the Company and The Bank of New York Mellon (the “Depositary Bank”) and instruct the Depositary Bank to deliver the corresponding number of American depositary shares of the Company duly and validly issued against the deposit of an underlying Share (the “Company ADSs”) upon that deposit of such Shares in such name or names as may be directed by the Warrant Holder exercising such Warrant, and such Warrant Holder shall receive such Company ADSs in lieu of the Shares as soon as practicable after such deposit. Each Warrant Holder hereby authorizes any person reasonably designated by the Company and the Depositary Bank pursuant to the Warrant Agreement from time to time to take necessary procedures to effect such delivery of Company ADSs following the deposit of the corresponding Shares.

(3)	In the event of Share split, gratis allotment of Shares or reverse Share split or other similar events (collectively, “Share Split, Etc.”), the Number of Underlying Shares shall be adjusted in accordance with the following formula; provided that if, by reasons of the foregoing adjustment, the Warrant Holder would be entitled, upon the exercise of such Warrant, to receive a fraction of a Share, the Number of Underlying Shares upon such exercise shall be rounded up to the nearest whole number of Shares:

[1]	NTD: Date on which the Share Exchange (as defined in the BCA) takes effect.

[2]	NTD: Same as Footnote 1

Number of Underlying Shares after adjustment	=	Number of Underlying Shares before adjustment	×	Ratio of the Share Split, Etc.

Adjustment to the Number of Underlying Shares under this Paragraph (3) shall take effect on the effective date of the relevant Share Split, Etc.

(4)	In case any event shall occur affecting the Company as to which none of the provisions of Paragraph (3) of this Section 6 are strictly applicable, but which would require an adjustment to the terms of the Warrants in order to (i) avoid an adverse impact on the Warrants and (ii) effectuate the intent and purpose of this Section 6, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the Number of Underlying Shares is necessary to effectuate the intent and purpose of this Section 6 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the Number of Underlying Shares in a manner that is consistent with any adjustment recommended in such opinion.

7.	Aggregate Number of Warrants

[●]3

8.	Amount to be Paid for Each Warrant

Amount equal to the closing price per warrant for the warrants issued by AP Acquisition Corp on NYSE on [●]4

9.	Value of Property to be Contributed upon Exercise of Warrants

(1)	The property to be contributed upon the exercise of each Warrant shall be cash in an amount obtained by multiplying the Exercise Price (as defined in Paragraph (2) of this Section 9) by the Number of Underlying Shares.

(2)	The initial cash amount per one (1) Share to be contributed upon the exercise of the Warrants (the “Exercise Price”) is USD 11.5.

10.	Adjustment of Exercise Price

(1)	Adjustment in the Event of Share Split, Etc.

[3]	NTD: Total number of Series [1] Warrants will be such number as notified by SPAC to PubCo pursuant to Section [3.3(b)] of the Business Combination Agreement, minus [10,625,000]. Total number of Series [2] Warrants will be [10,625,000]. Any excessive Warrants which remains to be held by Merger Sub following the Business Combination will be subject to cancellation pursuant to Section [3.3(h)] of the Business Combination Agreement.

[4]	NTD: Same as Footnote 1.

(i)	In the event the Number of Underlying Shares is adjusted, as provided in Section 6, the Exercise Price shall be adjusted (to the nearest cent) in accordance with the following formula:

Post-Adjustment Exercise Price	=	Pre-Adjustment Exercise Price	×	Number of Shares issuable upon exercise of Warrants immediately prior to adjustment
Number of Shares issuable upon exercise of Warrants immediately after adjustment

(ii)	Adjustment to the Exercise Price under this Paragraph (1) shall take effect on the effective date of the relevant Share Split, Etc.

(2)	Adjustment in the Event of Extraordinary Dividend

(i)	In the case that the Company, at any time while the Warrants are outstanding and unexpired, pays to all or substantially all of the holders of the Shares a dividend or make a distribution in cash, securities or other assets on the Shares, other than (a) Share Split, Etc. and (b) Ordinary Cash Dividends (as defined in Item (ii) of this Paragraph (2)) (such dividend or distribution, “Extraordinary Dividend”), then the Exercise Price shall be decreased by the amount of cash and/or the fair market value (as determined by the board of directors of the Company, in good faith) of any securities or other assets paid on each Share in respect of such Extraordinary Dividend.

(ii)	“Ordinary Cash Dividends” means any cash dividend or cash distribution which, when combined on a per share basis, with the per share amounts of all other cash dividends and cash distributions paid on the Shares during the 365-day period ending on the date on which such dividend or distribution is approved by a shareholders’ meeting of the Company (or, if a shareholders’ meeting is not required, by the board of directors of the Company) to the extent it does not exceed USD 0.50 (which amount shall be adjusted to appropriately reflect any of the events referred to in other paragraphs of this Section 10 and excluding cash dividends or cash distributions that resulted in an adjustment to the Exercise Price or to the Number of Underlying Shares of each Warrants).

(iii)	Adjustment to the Exercise Price under Item (i) of this Paragraph (2) shall take effect immediately after the date on which the relevant Extraordinary Dividend is paid.

(3)	In case any event shall occur affecting the Company as to which none of the provisions of Paragraph (1) nor (2) of this Section 10 are strictly applicable, but which would require an adjustment to the terms of the Warrants in order to (i) avoid an adverse impact on the Warrants and (ii) effectuate the intent and purpose of this Section 10, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the Exercise Price of the Warrants is necessary to effectuate the intent and purpose of this Section 10 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the Exercise Price of the Warrants in a manner that is consistent with any adjustment recommended in such opinion.

(4)	The Exercise Price as adjusted in accordance with this Section 10 shall be calculated by rounding to the nearest cent.

11.	Period during which Warrants May be Exercised

Period commencing on [●]5 and terminating at 5:00 p.m., New York City time on [●]6 (the “Exercise Period”).

12.	Conditions for Exercise of Warrants

(1)	No Warrant may be exercised for cash unless at the time of exercise (i) (A) a registration statement covering the delivery of the Shares upon exercise of the Warrants or acquisition of the Warrants pursuant to Paragraph (2) of Section 13 and (B) a registration statement covering the Company ADSs into which such Shares shall be converted are effective under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and (ii) a prospectus thereunder relating to such Shares and Company ADSs is current.

(2)	In the event that the Redemption Notice (as defined in Paragraph (1) of Section 13) shall have been given setting forth the Company’s election to require the acquisition of the Warrants in exchange for the Shares pursuant to Paragraph (2), Item (i) of Section 13, the Warrants shall cease to be exercisable on and after the Redemption Notice, unless otherwise notified in writing by the Company to the Warrant Holders and the Warrant Agent.

13.	Acquisition Provisions (shutoku joko) of Warrants

(1)	Redemption of Warrants

If (a) the last sales price of the Share equals or exceeds USD 18.00 per Share (subject to adjustment in accordance with Section 10 as applied mutatis mutandis), on each of twenty (20) trading days within any thirty (30) trading day period on or after the commencement date of the Exercise Period and ending on the third trading day prior to the date on which notice of acquisition (the “Redemption Notice”) is given and (b)(i) there are (A) an effective registration statement covering the Shares deliverable upon exercise of the Warrants or acquisition of the Warrants pursuant to Paragraph (2) of this Section 13, (B) an effective registration statement covering the Company ADSs into which such Shares shall be converted, and (C) a current prospectus relating thereto available throughout such 30-day period to which the relevant Redemption Notice relate or (ii) the Company has elected to require the acquisition of the Warrants in exchange for the Shares pursuant to Paragraph (2), Item (i) of this Section 13, then the Company may acquire, effective as of the date designated by the Company in the Redemption Notice (the “Redemption Date”), not less than all of the outstanding Warrants as of the Redemption Date at the price of USD 0.01 per Warrant.

(2)	Cashless Exchange for Shares

(i)	During the Exercise Period, if (a) the Redemption Notice is given setting forth the Company’s election to require the acquisition of Warrants in exchange for the Shares pursuant to this Item (i) and (b) a Warrant Holder delivers its written notice (in form designated by the Company) to the Warrant Agent requesting the acquisition by the Company of the number of Warrants designated in such notice (as used in Items (i) and (iii) of this Paragraph (2) only, the “Cashless Exchange Warrants”) pursuant to this Item (i), then the Company shall automatically acquire, effective as of the date set forth in such Redemption Notice, such holder’s Cashless Exchange Warrants in exchange for the number of Shares (as used in Item (iii) of this Paragraph (2) only, the “Cashless Exchange Shares”) equal to the quotient (with any fraction less than one (1) Share to be rounded down) obtained by dividing (x) the product of the aggregate Number of Underlying Shares for the Cashless Exchange Warrants, multiplied by the difference between the Exercise Price and the Fair Market Value (as defined below) by (y) the Fair Market Value. Solely for purposes of this Item (i), the “Fair Market Value” shall mean the average reported last sale price of the Company ADSs for the ten (10) trading days immediately following the date on which the Redemption Notice is sent to Warrant Holders pursuant to Paragraph (1) of this Section 13.

[5]	NTD: Date that is 30 days after the consummation of the Business Combination

[6]	NTD: Date which is the earlier to occur of (i) five years from the consummation of the Business Combination; (ii) the Redemption Date; and (iii) the liquidation of the Company.

(ii)	During the Exercise Period, [if (a) (A) a registration statement covering the Shares deliverable upon exercise of the Warrants or acquisition of the Warrants pursuant to this Paragraph (2) or (B) a registration statement covering the Company ADSs into which such Shares shall be converted is not effective under the Securities Act and current within [●][7],] and (b) a Warrant Holder delivers its written notice (in form designated by the Company) to the Warrant Agent requesting the acquisition by the Company of the number of Warrants designated in such notice (as used in Items (ii) and (iii) of this Paragraph (2) only, the “Cashless Exchange Warrants”) pursuant to this Item (ii), then the Company shall automatically acquire, effective as of the date set forth in such notice from the Warrant Holder, the Cashless Exchange Warrants in exchange for the number of Shares (as used in Item (iii) of this Paragraph (2) only, the “Cashless Exchange Shares”) equal to the quotient (with any fraction less than one (1) Share to be rounded down) obtained by dividing (x) the product of the aggregate Number of Underlying Shares for the Cashless Exchange Warrants, multiplied by the difference between the Exercise Price and the Fair Market Value (as defined below) by (y) the Fair Market Value; provided, however, that no such acquisition shall be permitted unless the Fair Market Value is equal to or higher than the Exercise Price. Solely for purposes of this Item (ii), the “Fair Market Value” shall mean the average reported last sale price of the Company ADSs for the ten (10) trading days ending on the third (3rd) trading day prior to the date on which the notice requesting the acquisition by the Company of the Cashless Exchange Warrants is sent to the Warrant Agent.

(iii)	Subject to the Warrant Agreement, upon notice by any Warrant Holder as described in any of Items (i) and (ii) of this Paragraph (2), the Company shall deliver or cause to be delivered the Cashless Exchange Shares to the Depositary Bank or its custodian for deposit under the Deposit Agreement and instruct the Depositary Bank to deliver the corresponding number of Company ADSs upon that deposit of such Shares in such name or names as may be directed by the Warrant Holder exercising such Warrant, and the Warrant Holder of such Cashless Exchange Warrants shall receive such Company ADSs in lieu of the Shares as soon as practicable after such deposit. Each Warrant Holder hereby authorizes any person reasonably designated by the Company and the Depositary Bank pursuant to the Warrant Agreement from time to time to take necessary procedures to effect such delivery of Company ADSs following the deposit of the corresponding Shares.

[7]	NTD: Sixty (60) Business Days after the closing date of the Business Combination, assuming that the Stock Acquisition Rights will be issued on the same date as the closing of the Business Combination.

(3)	Exchange of Warrants for Amendments:

(i)	If the Company determines that any amendment or modification to the terms of the Warrants is necessary for the purpose of (a) curing any ambiguity or correcting any mistake, or curing, correcting or supplementing any defective provision contained in the terms and conditions of the Warrants, or (b) adding or changing any other provisions with respect to matters or questions arising under the terms and conditions of the Warrants as the Company and the Warrant Agent may deem necessary or desirable and that the Company and the Warrant Agent deem shall not adversely affect the interest of the Warrant Holders, then the Company shall automatically acquire, effective as of the date designated in the notice of such modification or amendment to the Warrant Holders, not less than all of the outstanding Warrants, in exchange for a new series of warrants which have the same terms and conditions as the Warrants subject to conforming changes except that such modification or amendment will be reflected.

(ii)	If the Company proposes any modification or amendment to the terms of either series of Warrants (other than those contemplated by Paragraph (3), Item (i) of this Section 13) and the written consent or vote of the Warrant Holders registered in the warrant registry (shinkabu-yayakuken genbo) of at least a majority of the then outstanding Warrants is obtained on the proposed modification or amendment, then the Company shall automatically acquire, effective as of the date designated in the notice to the holders of the relevant series of Warrants requesting such written consent or vote, not less than all of the outstanding Warrants, in exchange for a new series of warrants which have the same terms and conditions as the Warrants subject to conforming changes except that the proposed modification or amendment will be reflected.

14.	Stated Capital and Capital Reserve to be Increased by Issuance of Shares upon Exercise of Warrants

The amount of stated capital to be increased by the issuance of Shares upon the exercise of the Warrants shall be half of the maximum increased amount of stated capital, as calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting of Japan, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest one (1) yen. The amount of capital reserve to be increased by the issuance of shares upon the exercise of the Warrants shall be the amount obtained by subtracting the amount of stated capital to be increased from the maximum increased amount of stated capital.

15.	Treatment of Warrants in the Event of Corporate Reorganization

In the event that the Company effects a merger (gappei) (in which the Company is not the surviving entity), absorption-type company split (kyushu bunkatsu), incorporation-type company split (shinsetsu bunkatsu), share exchange (kabushiki koukan) or share transfer (kabushiki iten) (collectively, “Corporate Reorganization”), effective as of the effective date of such Corporate Reorganization, warrants (i.e., stock acquisition rights) of the joint stock corporation as listed in any of (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Reorganization Counterparty”) on the terms and conditions equivalent to the Warrants (including those as provided below) shall be delivered to the Warrant Holders who hold the Warrants outstanding as of the effectiveness of such Corporate Reorganization (the “Remaining Warrants”), in which case in exchange for the Remaining Warrants shall cease to exist and the Reorganization Counterparty shall issue new warrants; provided that such delivery of the warrants of the Reorganization Counterparty is provided in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan for such Corporate Reorganization.

(i)	Number of newly delivered warrants of the Reorganization Counterparty

Such number of warrants as reasonably determined by the Company based on the number of the existing Warrants after taking into account the terms and conditions of the Corporate Reorganization and other factors

(ii)	Class of shares of the Reorganization Counterparty underlying the newly delivered warrants

Shares of common stock of the Reorganization Counterparty

(iii)	Number of shares of the Reorganization Counterparty underlying the newly delivered warrants

To be determined in accordance with Section 6 as applied mutatis mutandis after taking into account the terms and conditions of the Corporate Reorganization and other factors

(iv)	Value of assets to be contributed upon exercise of the newly delivered warrants

(a) Such exercise price applicable following the Corporate Reorganization as obtained by adjusting the Exercise Price after taking into account the terms and conditions of the Corporate Reorganization and other factors, multiplied by (b) the number of shares underlying the newly delivered warrants of determined in accordance with Item (iii) of this Section 15

(v)	Period during which newly delivered warrants may be exercised

Period commencing on the later of (a) the commencement date of the Exercise Period as set forth in Section 11 or (b) the effective date of the Corporation Reorganization and terminating at the expiration time of the Exercise Period as set forth in Section 11

(vi)	Conditions for exercise of newly delivered warrants

To be determined in accordance with Section 12 as applied mutatis mutandis.

(vii)	Acquisition provisions (shutoku joko) of newly delivered warrants

To be determined in accordance with Section 13 as applied mutatis mutandis

(viii)	Stated capital and capital reserve to be increased by issuance of shares upon exercise of newly delivered warrants

To be determined in accordance with Section 14 as applied mutatis mutandis

(ix)	Delivery of newly delivered warrants upon Corporate Reorganization

To be determined in accordance with this Section 15 as applied mutatis mutandis

16.	Method of Exercising Warrants Etc.

(1)	If a Warrant Holder wishes to exercise the Warrants, such holder shall deliver its written notice (in form designated by the Company) to the Warrant Agent during the Exercise Period set out in Section 11.

(2)	If a Warrant Holder wishes to exercise the Warrants, in addition to delivery of the notice set out in Paragraph (1) of this Section 16, such holder shall pay the applicable Exercise Price due upon the exercise of such Warrants in its entirety, in lawful money of the United States, by good certified check or wire payable to the Warrant Agent.

(3)	Notwithstanding anything to the contrary herein, a holder whose interest in a Warrant is a beneficial interest held in book-entry form through The Depository Trust Company (“DTC”) (or another established clearing corporation performing similar functions), shall effect exercises or acquisitions by the Company of the Warrants pursuant to Paragraph (2) of Section 13 by delivering to DTC (or such other clearing corporation, as applicable) the appropriate instruction form for exercise or such acquisition, complying with the procedures to effect exercise or such acquisition that are required by DTC (or such other clearing corporation, as applicable).

(4)	As soon as practicable after the notice with respect to all the required information for requesting the exercise of the Warrants has been delivered to the Warrant Agent or to DTC, as the case may be, and the receipt by the Warrant Agent of the funds in payment of the Exercise Price (through DTC in the case of Paragraph (3) of this Section 16), the Warrant Agent shall transfer an amount equal to the Exercise Price to a bank account designated by Company at the Payment Handling Place set out in Section 18. Upon the receipt by the Company of such amount, the relevant exercise shall take effect and Shares as to which the Warrant is exercised shall be issued.

17.	No Issuance of Warrants Certificates

No physical certificates representing the Warrants will be issued.

18.	Payment Handling Place

[TBD]

19.	Other Matters

Other necessary matters regarding the issuance of the Warrants shall be delegated to the representative director of the Company.

Exhibit 2

Series 2 Warrant Terms

JEPLAN Holdings, Inc. (the “Company”)

Terms and Conditions of Series 2 Warrants (Stock Acquisition Rights)

1.	Name of Warrants

JEPLAN Holdings, Inc. Series 2 Warrants (Stock Acquisition Rights) (the “Warrants”)

2.	Application Period

Not applicable

3.	Allotment Date

[●]1

4.	Payment Date

[●]2

5.	Persons to whom the Warrants are allocated

JEPLAN MS, Inc.

6.	Class and Number of Shares Underlying the Warrants

(1)	The class and aggregate number of shares deliverable upon exercise of the Warrants is [10,625,000] shares of common stock of the Company (the “Shares”) (with the number of Shares deliverable upon exercise of one (1) Warrant (the “Number of Underlying Shares”) being one (1)); provided, however, that in the event of adjustment to the Number of Underlying Shares pursuant to any of Paragraphs (3) and (4) of this Section 6, the aggregate number of Shares underlying the Warrants shall be adjusted in the same proportion as such adjustment to the Number of Underlying Shares.

(2)	Subject to that certain Amended and Restated Warrant Agreement (the “Warrant Agreement”), dated as of [●], by and between the Company and Computershare Inc. and Computershare Trust Company, N.A., jointly as the warrant agent (the “Warrant Agent”), upon the exercise of one or more Warrants by any holder of the Warrants (the “Warrant Holder”), the Company shall deliver or cause to be delivered Shares in such number equal to the product of (a) the number of Warrants so exercised by such Warrant Holder and (b) the Number of Underlying Shares to the Depositary Bank (as defined herein) or its custodian for deposit under the Deposit Agreement (the “Deposit Agreement”) by and between the Company and The Bank of New York Mellon (the “Depositary Bank”) and instruct the Depositary Bank to deliver the corresponding number of American depositary shares of the Company duly and validly issued against the deposit of an underlying Share (the “Company ADSs”) upon that deposit of such Shares in such name or names as may be directed by the Warrant Holder exercising such Warrant, and such Warrant Holder shall receive such Company ADSs in lieu of the Shares as soon as practicable after such deposit. Each Warrant Holder hereby authorizes any person reasonably designated by the Company and the Depositary Bank pursuant to the Warrant Agreement from time to time to take necessary procedures to effect such delivery of Company ADSs following the deposit of the corresponding Shares.

(3)	In the event of Share split, gratis allotment of Shares or reverse Share split or other similar events (collectively, “Share Split, Etc.”), the Number of Underlying Shares shall be adjusted in accordance with the following formula; provided that if, by reasons of the foregoing adjustment, the Warrant Holder would be entitled, upon the exercise of such Warrant, to receive a fraction of a Share, the Number of Underlying Shares upon such exercise shall be rounded up to the nearest whole number of Shares:

[1]	NTD: Date on which the Share Exchange (as defined in the BCA) takes effect.

[2]	NTD: Same as Footnote 1

Number of Underlying Shares after adjustment	=	Number of Underlying Shares before adjustment	×	Ratio of the Share Split, Etc.

Adjustment to the Number of Underlying Shares under this Paragraph (3) shall take effect on the effective date of the relevant Share Split, Etc.

(4)	In case any event shall occur affecting the Company as to which none of the provisions of Paragraph (3) of this Section 6 are strictly applicable, but which would require an adjustment to the terms of the Warrants in order to (i) avoid an adverse impact on the Warrants and (ii) effectuate the intent and purpose of this Section 6, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the Number of Underlying Shares is necessary to effectuate the intent and purpose of this Section 6 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the Number of Underlying Shares in a manner that is consistent with any adjustment recommended in such opinion.

7.	Aggregate Number of Warrants

[10,625,000]3

8.	Amount to be Paid for Each Warrant

USD [●]4

9.	Value of Property to be Contributed upon Exercise of Warrants

(1)	The property to be contributed upon the exercise of each Warrant shall be cash in an amount obtained by multiplying the Exercise Price (as defined in Paragraph (2) of this Section 9) by the Number of Underlying Shares.

(2)	The initial cash amount per one (1) Share to be contributed upon the exercise of the Warrants (the “Exercise Price”) is USD 11.5.

10.	Adjustment of Exercise Price

(1)	Adjustment in the Event of Share Split, Etc.

[3]	NTD: Total number of Series [1] Warrants will be such number as notified by SPAC to PubCo pursuant to Section [3.3(b)] of the Business Combination Agreement, minus [10,625,000]. Total number of Series [2] Warrants will be [10,625,000]. Any excessive Warrants which remains to be held by Merger Sub following the Business Combination will be subject to cancellation pursuant to Section [3.3(h)] of the Business Combination Agreement.

[4]	NTD: Fair value per SPAC Private Placement Warrant to be determined by a reputable valuation institution as mutually agreed between SPAC and the Company and appointed by the Company sufficiently in advance of the date on which the Share Exchange occurs.

(i)	In the event the Number of Underlying Shares is adjusted, as provided in Section 6, the Exercise Price shall be adjusted (to the nearest cent) in accordance with the following formula:

Post-Adjustment Exercise Price	=	Pre-Adjustment Exercise Price	×	Number of Shares issuable upon exercise of Warrants immediately prior to adjustment
Number of Shares issuable upon exercise of Warrants immediately after adjustment

(ii)	Adjustment to the Exercise Price under this Paragraph (1) shall take effect on the effective date of the relevant Share Split, Etc.

(2)	Adjustment in the Event of Extraordinary Dividend

(i)	In the case that the Company, at any time while the Warrants are outstanding and unexpired, pays to all or substantially all of the holders of the Shares a dividend or make a distribution in cash, securities or other assets on the Shares, other than (a) Share Split, Etc. and (b) Ordinary Cash Dividends (as defined in Item (ii) of this Paragraph (2)) (such dividend or distribution, “Extraordinary Dividend”), then the Exercise Price shall be decreased by the amount of cash and/or the fair market value (as determined by the board of directors of the Company, in good faith) of any securities or other assets paid on each Share in respect of such Extraordinary Dividend.

(ii)	“Ordinary Cash Dividends” means any cash dividend or cash distribution which, when combined on a per share basis, with the per share amounts of all other cash dividends and cash distributions paid on the Shares during the 365-day period ending on the date on which such dividend or distribution is approved by a shareholders’ meeting of the Company (or, if a shareholders’ meeting is not required, by the board of directors of the Company) to the extent it does not exceed USD 0.50 (which amount shall be adjusted to appropriately reflect any of the events referred to in other paragraphs of this Section 10 and excluding cash dividends or cash distributions that resulted in an adjustment to the Exercise Price or to the Number of Underlying Shares of each Warrants).

(iii)	Adjustment to the Exercise Price under Item (i) of this Paragraph (2) shall take effect immediately after the date on which the relevant Extraordinary Dividend is paid.

(3)	In case any event shall occur affecting the Company as to which none of the provisions of Paragraph (1) nor (2) of this Section 10 are strictly applicable, but which would require an adjustment to the terms of the Warrants in order to (i) avoid an adverse impact on the Warrants and (ii) effectuate the intent and purpose of this Section 10, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the Exercise Price of the Warrants is necessary to effectuate the intent and purpose of this Section 10 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the Exercise Price of the Warrants in a manner that is consistent with any adjustment recommended in such opinion.

(4)	The Exercise Price as adjusted in accordance with this Section 10 shall be calculated by rounding to the nearest cent.

11.	Period during which Warrants May be Exercised

Period commencing on [●]5 and terminating at 5:00 p.m., New York City time on [●]6 (the “Exercise Period”).

12.	Conditions for Exercise of Warrants

No Warrant may be exercised for cash unless at the time of exercise (i) (A) a registration statement covering the delivery of the Shares upon exercise of the Warrants or acquisition of the Warrants pursuant to Paragraph (1) of Section 13 and (B) a registration statement covering the Company ADSs into which such Shares shall be converted are effective under the U.S. Securities Act of 1933, as amended, and (ii) a prospectus thereunder relating to such Shares and Company ADSs is current.

13.	Acquisition Provisions (shutoku joko) of Warrants

(1)	Cashless Exchange for Shares

(i)	During the Exercise Period, if a Warrant Holder delivers its written notice (in form designated by the Company) to the Warrant Agent requesting the acquisition by the Company of the number of Warrants designated in such notice (as used in Items (i) and (ii) of this Paragraph (1) only, the “Cashless Exchange Warrants”) pursuant to this Item (i), then the Company shall acquire, effective as of the date set forth in such notice from the Warrant Holder, the Cashless Exchange Warrants in exchange for the number of Shares (as used in Item (ii) of this Paragraph (1) only, the “Cashless Exchange Shares”) equal to the quotient (with any fraction less than one (1) Share to be rounded down) obtained by dividing (x) the product of the aggregate Number of Underlying Shares for the Cashless Exchange Warrants, multiplied by the excess of the Fair Market Value (as defined below) less the Exercise Price by (y) the Fair Market Value. Solely for purposes of this Item (i), the “Fair Market Value” shall mean the average last reported sale price of the Company ADSs for the ten (10) trading days ending on the third (3rd) trading day prior to the date on which notice requesting the acquisition by the Company of the Cashless Exchange Warrants is sent to the Warrant Agent.

(ii)	Subject to the Warrant Agreement, upon notice by any Warrant Holder as described in Item (i) of this Paragraph (1), the Company shall deliver or cause to be delivered the Cashless Exchange Shares to the Depositary Bank or its custodian for deposit under the Deposit Agreement and instruct the Depositary Bank to deliver the corresponding number of Company ADSs upon that deposit of such Shares in such name or names as may be directed by the Warrant Holder exercising such Warrant, and the Warrant Holder of such Cashless Exchange Warrants shall receive such Company ADSs in lieu of the Shares as soon as practicable after such deposit. Each Warrant Holder hereby authorizes any person reasonably designated by the Company and the Depositary Bank pursuant to the Warrant Agreement from time to time to take necessary procedures to effect such delivery of Company ADSs following the deposit of the corresponding Shares.

[5]	NTD: Date that is 30 days after the consummation of the Business Combination

[6]	NTD: Date which is the earlier to occuer of (i) five years from the consummation of the Business Combination; (ii) the Redemption Date; and (iii) the liquidation of the Company

(2)	Exchange of Warrants for Amendments:

(i)	If the Company determines that any amendment or modification to the terms of the Warrants is necessary for the purpose of (a) curing any ambiguity or correcting any mistake, or curing, correcting or supplementing any defective provision contained in the terms and conditions of the Warrants, or (b) adding or changing any other provisions with respect to matters or questions arising under the terms and conditions of the Warrants as the Company and the Warrant Agent may deem necessary or desirable and that the Company and the Warrant Agent deem shall not adversely affect the interest of the Warrant Holders, then the Company shall automatically acquire, effective as of the date designated in the notice of such modification or amendment to the Warrant Holders, not less than all of the outstanding Warrants, in exchange for a new series of warrants which have the same terms and conditions as the Warrants subject to conforming changes except that such modification or amendment will be reflected.

(ii)	If the Company proposes any modification or amendment to the terms of either series of Warrants (other than those contemplated by Paragraph (2), Item (i) of this Section 13) and the written consent or vote of the Warrant Holders registered in the warrant registry (shinkabu-yayakuken genbo) of at least a majority of the then outstanding Warrants is obtained on the proposed modification or amendment, then the Company shall automatically acquire, effective as of the date designated in the notice to the holders of the relevant series of Warrants requesting such written consent or vote, not less than all of the outstanding Warrants, in exchange for a new series of warrants which have the same terms and conditions as the Warrants subject to conforming changes except that the proposed modification or amendment will be reflected.

14.	Stated Capital and Capital Reserve to be Increased by Issuance of Shares upon Exercise of Warrants

The amount of stated capital to be increased by the issuance of Shares upon the exercise of the Warrants shall be half of the maximum increased amount of stated capital, as calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting of Japan, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest one (1) yen. The amount of capital reserve to be increased by the issuance of shares upon the exercise of the Warrants shall be the amount obtained by subtracting the amount of stated capital to be increased from the maximum increased amount of stated capital.

15.	Treatment of Warrants in the Event of Corporate Reorganization

In the event that the Company effects a merger (gappei) (in which the Company is not the surviving entity), absorption-type company split (kyushu bunkatsu), incorporation-type company split (shinsetsu bunkatsu), share exchange (kabushiki koukan) or share transfer (kabushiki iten) (collectively, “Corporate Reorganization”), effective as of the effective date of such Corporate Reorganization, warrants (i.e., stock acquisition rights) of the joint stock corporation as listed in any of (a) through (e) of Article 236, Paragraph 1, Item 8 of the Companies Act (the “Reorganization Counterparty”) on the terms and conditions equivalent to the Warrants (including those as provided below) shall be delivered to the Warrant Holders who hold the Warrants outstanding as of the effectiveness of such Corporate Reorganization (the “Remaining Warrants”), in which case in exchange for the Remaining Warrants shall cease to exist and the Reorganization Counterparty shall issue new warrants; provided that such delivery of the warrants of the Reorganization Counterparty is provided in the merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement, or share transfer plan for such Corporate Reorganization.

(i)	Number of newly delivered warrants of the Reorganization Counterparty

Such number of warrants as reasonably determined by the Company based on the number of the existing Warrants after taking into account the terms and conditions of the Corporate Reorganization and other factors

(ii)	Class of shares of the Reorganization Counterparty underlying the newly delivered warrants

Shares of common stock of the Reorganization Counterparty

(iii)	Number of shares of the Reorganization Counterparty underlying the newly delivered warrants

To be determined in accordance with Section 6 as applied mutatis mutandis after taking into account the terms and conditions of the Corporate Reorganization and other factors

(iv)	Value of assets to be contributed upon exercise of the newly delivered warrants

(a) Such exercise price applicable following the Corporate Reorganization as obtained by adjusting the Exercise Price after taking into account the terms and conditions of the Corporate Reorganization and other factors, multiplied by (b) the number of shares underlying the newly delivered warrants of determined in accordance with Item (iii) of this Section 15

(v)	Period during which newly delivered warrants may be exercised

Period commencing on the later of (a) the commencement date of the Exercise Period as set forth in Section 11 or (b) the effective date of the Corporation Reorganization and terminating at the expiration time of the Exercise Period as set forth in Section 11

(vi)	Conditions for exercise of newly delivered warrants

To be determined in accordance with Section 12 as applied mutatis mutandis.

(vii)	Acquisition provisions (shutoku joko) of newly delivered warrants

To be determined in accordance with Section 13 as applied mutatis mutandis

(viii)	Stated capital and capital reserve to be increased by issuance of shares upon exercise of newly delivered warrants

To be determined in accordance with Section 14 as applied mutatis mutandis

(ix)	Delivery of newly delivered warrants upon Corporate Reorganization

To be determined in accordance with this Section 15 as applied mutatis mutandis

16.	Method of Exercising Warrants Etc.

(1)	If a Warrant Holder wishes to exercise the Warrants, such holder shall deliver its written notice (in form designated by the Company) to the Warrant Agent during the Exercise Period set out in Section 11.

(2)	If a Warrant Holder wishes to exercise the Warrants, in addition to delivery of the notice set out in Paragraph (1) of this Section 16, such holder shall pay the applicable Exercise Price due upon the exercise of such Warrants in its entirety, in lawful money of the United States, by good certified check or wire payable to the Warrant Agent.

(3)	Notwithstanding anything to the contrary herein, a holder whose interest in a Warrant is a beneficial interest held in book-entry form through The Depository Trust Company (“DTC”) (or another established clearing corporation performing similar functions), shall effect exercises or acquisitions by the Company of the Warrants pursuant to Paragraph (1) of Section 13 by delivering to DTC (or such other clearing corporation, as applicable) the appropriate instruction form for exercise or such acquisition, complying with the procedures to effect exercise or such acquisition that are required by DTC (or such other clearing corporation, as applicable).

(4)	As soon as practicable after the notice with respect to all the required information for requesting the exercise of the Warrants has been delivered to the Warrant Agent or to DTC, as the case may be, and the receipt by the Warrant Agent of the funds in payment of the Exercise Price (through DTC in the case of Paragraph (3) of this Section 16), the Warrant Agent shall transfer an amount equal to the Exercise Price to a bank account designated by Company at the Payment Handling Place set out in Section 18. Upon the receipt by the Company of such amount, the relevant exercise shall take effect and Shares as to which the Warrant is exercised shall be issued.

17.	No Issuance of Warrants Certificates

No physical certificates representing the Warrants will be issued.

18.	Payment Handling Place

[TBD]

19.	Other Matters

Other necessary matters regarding the issuance of the Warrants shall be delegated to the representative director of the Company.

Exhibit 3

Cash Exercise Notice

(To Be Executed Upon Exercise of Warrant)

Reference is made to that certain Amended and Restated Warrant Agreement dated as of [  ] (the “Amended and Restated Warrant Agreement”) duly executed and delivered by JEPLAN Holdings, Inc., a Japanese corporation (the “Company”) and Computershare Inc. (“Computershare”), a Delaware corporation, and its affiliate Computershare Trust Company, N.A., a federally chartered trust company collectively, as warrant agent (the “Warrant Agent”), which Amended and Restated Warrant Agreement is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the undersigned as a registered holder of Warrants. Defined terms used in this Notice of Exercise but not defined herein shall have the meanings given to them in the Amended and Restated Warrant Agreement.

The undersigned hereby irrevocably (i) elects to exercise [                                                              ] Company Series [ ] Warrant(s) to receive [                                                                                                                              ] Company Common Shares and herewith tenders payment for such Company Common Shares to the order of the Company in the amount of $[                     ] in accordance with the terms of the Warrant Terms and the Amended and Restated Warrant Agreement and (ii) agrees that immediately upon the exercise of the Warrant(s), the Company shall deliver or cause to be delivered the aggregate number of Company Common Shares deliverable upon such exercise to the Depositary Bank or its custodian for deposit under the Deposit Agreement and instruct the Depositary Bank to deliver Company ADSs upon that deposit of such Company Common Shares in such name or names as may be directed by the holder exercising such Warrant in the Exercise Notice, and such registered holder shall receive such Company ADSs in lieu of the Company Common Shares as soon as practicable after such deposit pursuant to Section 3.3.2 of the Amended and Restated Warrant Agreement. The undersigned requests that such Company ADSs be registered in the name of [       ], whose address is [             ] and that such Company ADSs be delivered to [                                                                  ] whose address is [                                                 ].

The undersigned hereby authorizes any person reasonably designated by the Company, the Depositary Bank and the Warrant Agent from time to time, to take necessary procedures to effect the delivery of Company ADSs as required under the relevant section of the Warrant Terms and the Amended and Restated Warrant Agreement upon the exercise of the Warrant.

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, A HOLDER WHOSE INTEREST IN A WARRANT IS A BENEFICIAL INTEREST HELD IN BOOK-ENTRY FORM THROUGH THE DEPOSITARY TRUST COMPANY (“DTC”) (OR ANOTHER ESTABLISHED CLEARING CORPORATION PERFORMING SIMILAR FUNCTIONS), SHALL EFFECT EXERCISES BY DELIVERING TO DTC (OR SUCH OTHER CLEARING CORPORATION, AS APPLICABLE) THE APPROPRIATE INSTRUCTION FORM FOR EXERCISE, COMPLYING WITH THE PROCEDURES TO EFFECT EXERCISE THAT ARE REQUIRED BY DTC (OR SUCH OTHER CLEARING CORPORATION, AS APPLICABLE).

[Signature Page Follows]

Date: [ ], 20
(Signature) (Address)
(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).

Exhibit 4

Cashless Exchange Notice

(To Be Executed Upon Cashless Exchange)

Reference is made to that certain Amended and Restated Warrant Agreement dated as of [  ] (the “Amended and Restated Warrant Agreement”) duly executed and delivered by JEPLAN Holdings, Inc., a Japanese corporation (the “Company”) and Computershare Inc. (“Computershare”), a Delaware corporation, and its affiliate Computershare Trust Company, N.A., a federally chartered trust company collectively, as warrant agent (the “Warrant Agent”), which Amended and Restated Warrant Agreement is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the undersigned as a registered holder of Warrants. Defined terms used in this Notice of Exercise but not defined herein shall have the meanings given to them in the Amended and Restated Warrant Agreement.

The undersigned hereby irrevocably (i) elects to effect a Cashless Exchange with respect to [                                                                ] Company Series [  ] Warrant(s) in accordance with Section 13, Paragraph (2), Item [   ] of the relevant Warrant Terms and the Amended and Restated Warrant Agreement and (ii) agrees that immediately upon the Cashless Exchange and if permitted by the relevant securities rules, the Company shall deliver or cause to be delivered the aggregate number of Company Common Shares deliverable upon such Cashless Exchange to the Depositary Bank or its custodian for deposit under the Deposit Agreement and instruct the Depositary Bank to deliver Company ADSs upon that deposit of such Company Common Shares in such name or names as may be directed by the holder exercising such Cashless Exchange in the Cashless Exchange Notice, and such registered holder shall receive such Company ADSs in lieu of the Company Common Shares as soon as practicable after such deposit pursuant to Section 3.3.4 of the Amended and Restated Warrant Agreement. The undersigned requests that such Company ADSs be registered in the name of [                                                ], whose address is [             ] and that such Company ADSs be delivered to [                                           ] whose address is [                                                              ].

The undersigned hereby authorizes any person reasonably designated by the Company, the Depositary Bank and the Warrant Agent from time to time, to take necessary procedures to effect the delivery of Company ADSs as required under the relevant section of the Warrant Terms and the Amended and Restated Warrant Agreement upon the Cashless Exercise.

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, A HOLDER WHOSE INTEREST IN A WARRANT IS A BENEFICIAL INTEREST HELD IN BOOK-ENTRY FORM THROUGH THE DEPOSITARY TRUST COMPANY (“DTC”) (OR ANOTHER ESTABLISHED CLEARING CORPORATION PERFORMING SIMILAR FUNCTIONS), SHALL EFFECT CASHLESS EXCHANGE BY DELIVERING TO DTC (OR SUCH OTHER CLEARING CORPORATION, AS APPLICABLE) THE APPROPRIATE INSTRUCTION FORM FOR CASHLESS EXCHANGE, COMPLYING WITH THE PROCEDURES TO EFFECT CASHLESS EXCHANGE THAT ARE REQUIRED BY DTC (OR SUCH OTHER CLEARING CORPORATION, AS APPLICABLE).

[Signature Page Follows]

Date: [ ], 20
(Signature) (Address)
(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).

Exhibit 5

LEGEND

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. IN ADDITION, SUBJECT TO ANY ADDITIONAL LIMITATIONS ON TRANSFER DESCRIBED IN THE SPONSOR SUPPORT AGREEMENT AND DEED, DATED JUNE 16, 2023, BY AND AMONG JEPLAN HOLDINGS, INC. (THE “COMPANY”) AND THE OTHER PARTIES THERETO, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO THE DATE THAT IS THIRTY (30) DAYS AFTER THE DATE UPON WHICH THE COMPANY COMPLETES ITS BUSINESS COMBINATION (AS DEFINED IN SECTION 3 OF THE AMENDMENT AND RESTATED WARRANT AGREEMENT REFERRED TO HEREIN).

SECURITIES EVIDENCED BY THIS CERTIFICATE AND COMMON SHARES OF THE COMPANY ISSUED UPON EXERCISE OF SUCH SECURITIES SHALL BE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT, DATED [___], 2023, BY AND BETWEEN THE COMPANY AND THE OTHER PARTIES THERETO.

NO. [          ] WARRANT